                                                                    Exhibit 99.2


             Reconciliation of Non-GAAP to GAAP Financial Measures

      The Company utilizes non-GAAP financial measures in analyzing financial results because they are useful to investors and management in evaluating the Company's ongoing operational performance. These financial measures facilitate making period-to-period comparisons exclusive of the impact of certain events, such as the acquisition of J.D. Edwards & Company, other restructuring charges, and the costs directly associated with responding to Oracle's hostile tender offer, which events might otherwise obscure the results of our core business when compared to our competitors or our own historical performance. In addition, presentation of these non-GAAP financial measures enables investors to evaluate the Company's performance under both the GAAP and pro forma measures that management and the Board of Directors use to evaluate the Company's performance.

      Where non-GAAP financial measures have been presented, the Company has provided the comparable GAAP measure and, in the table below, reconciled the GAAP to the non-GAAP measures.

      PeopleSoft's non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. PeopleSoft's non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP to GAAP financial measures
(in thousands except margin percentages and per share amounts)


                                                              Q1 '03        Q2 '03         Q3 '03         Q4 '03         FY 2003
                                                            -----------   -----------    -----------    -----------    -----------
OPERATING INCOME RECONCILIATION:
Proforma operating income                                   $    51,783   $    77,521    $   107,305    $   123,735    $   360,344
    Revenue impact of deferred maintenance write-down                --            --        (50,892)       (49,958)      (100,850)
    Acquired in-process research and development charges             --            --        (14,500)            --        (14,500)
    Restructuring charges                                            --       (13,799)        (8,773)       (10,049)       (32,621)
    Amortization of capitalized software and intangible
        assets                                                       --            --        (24,702)       (28,443)       (53,145)
    Adjustments to restructuring reserves                            --            --             --             --             --
    Oracle response costs*                                           --       (13,502)       (17,891)       (11,242)       (42,635)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP operating income (loss)                                $    51,783   $    50,220    $    (9,453)   $    24,043    $   116,593
                                                            ===========   ===========    ===========    ===========    ===========
OPERATING MARGIN RECONCILIATION:
Proforma operating margin                                          11.3%         15.6%          15.9%          16.8%          15.2%
    Revenue impact of deferred maintenance write-down                --            --           (7.5)%         (6.6)%         (4.1)%
    Acquired in-process research and development charges             --            --           (2.1)%           --           (0.6)%
    Restructuring charges                                            --          (2.8)%         (1.3)%         (1.4)%         (1.4)%
    Amortization of capitalized software and intangible
        assets                                                       --            --           (3.8)%         (3.8)%         (2.2)%
    Adjustments to restructuring reserves                            --            --             --             --             --
    Oracle response costs*                                           --          (2.7)%         (2.7)%         (1.5)%         (1.8)%
                                                            -----------   -----------    -----------    -----------    -----------
GAAP operating margin                                              11.3%         10.1%          (1.5)%          3.5%           5.1%
                                                            ===========   ===========    ===========    ===========    ===========
PROFORMA OPERATING EXPENSE RECONCILIATION:
Proforma operating expenses                                 $   408,473   $   419,921    $   567,681    $   611,449    $ 2,007,524
    Acquired in-process research and development charges             --            --         14,500             --         14,500
    Restructuring charges                                            --        13,799          8,773         10,049         32,621
    Amortization of capitalized software and intangible
        assets                                                       --            --         24,702         28,443         53,145
    Adjustments to restructuring charges                             --            --             --             --
    Oracle response costs*                                           --        13,502         17,891         11,242         42,635
                                                            -----------   -----------    -----------    -----------    -----------
GAAP operating expense                                      $   408,473   $   447,222    $   633,547    $   661,183    $ 2,150,425
                                                            ===========   ===========    ===========    ===========    ===========
NET INCOME RECONCILIATION:
Proforma net income                                         $    38,479   $    53,783    $    73,697    $    81,135    $   247,094
    Revenue impact of deferred maintenance write-down                --            --        (33,283)       (31,891)       (65,174)
    Acquired in-process research and development charges             --            --        (14,500)            --        (14,500)
    Restructuring charges                                            --        (8,486)        (5,493)        (6,414)       (20,394)
    Amortization of capitalized software and intangible
        assets                                                       --            --        (16,155)       (18,157)       (34,312)
    Adjustments to restructuring reserves                            --            --             --             --             --
    Oracle response costs*                                           --        (8,763)       (11,611)        (7,296)       (27,670)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP net income                                             $    38,479   $    36,534    $    (7,345)   $    17,376    $    85,044
                                                            ===========   ===========    ===========    ===========    ===========
NET INCOME PER SHARE RECONCILIATION:
Proforma net income per share                               $      0.12   $      0.17    $      0.20    $      0.22    $      0.72
    Revenue impact of deferred maintenance write-down                --            --          (0.09)         (0.08)         (0.19)
    Acquired in-process research and development charges             --            --          (0.04)            --          (0.04)
    Restructuring charges                                            --         (0.03)         (0.02)         (0.02)         (0.06)
    Amortization of capitalized software and intangible
        assets                                                       --            --          (0.04)         (0.05)         (0.10)
    Adjustments to restructuring reserves                            --            --             --             --             --
    Oracle response costs*                                           --         (0.03)         (0.03)         (0.02)         (0.08)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP diluted income (loss) per share                        $      0.12   $      0.11    $     (0.02)   $      0.05    $      0.25
                                                            ===========   ===========    ===========    ===========    -----------
diluted shares                                                  319,831       318,630        357,289        374,543        344,100
TOTAL REVENUE RECONCILIATION
Proforma total revenue                                      $   460,256   $   497,442    $   674,986    $   735,184    $ 2,367,868
    Revenue impact of deferred maintenance write-down                --            --        (50,892)       (49,958)      (100,850)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP total revenue                                          $   460,256   $   497,442    $   624,094    $   685,226    $ 2,267,018
                                                            ===========   ===========    ===========    ===========    ===========
MAINTENANCE REVENUE RECONCILIATION
Proforma maintenance revenue                                $   199,921   $   205,563    $   285,474    $   314,211    $ 1,005,169
    Revenue impact of deferred maintenance write-down                --            --        (50,892)       (49,958)      (100,850)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP maintenance revenue                                    $   199,921   $   205,563    $   234,582    $   264,253    $   904,319
                                                            ===========   ===========    ===========    ===========    ===========
SERVICE MARGIN RECONCILIATION
Proforma service margin                                              57%           57%            57%            58%            57%
    Intangible amortization in cost of services                      --            --             (4)%           (2)%           --
                                                            -----------   -----------    -----------    -----------    -----------
Proforma service margin net of intangible amortization               57%           57%          53.0%            56%            57%
    Revenue impact of deferred maintenance write-down                --            --             (3)%           (4)%           (3)%
                                                            -----------   -----------    -----------    -----------    -----------
GAAP service margin                                                  57%           57%          50.0%            52%            54%
                                                            ===========   ===========    ===========    ===========    ===========
PRODUCT DEVELOPMENT EXPENSE RECONCILIATION
Proforma product development expense                        $    83,705   $    84,646    $   125,506    $   133,934    $   427,791
    Intangible amortization in product development                   --            --          2,205          3,015          5,220
                                                            -----------   -----------    -----------    -----------    -----------
GAAP product development expense                            $    83,705   $    84,646    $   127,711    $   136,949    $   433,011
                                                            ===========   ===========    ===========    ===========    ===========
PRODUCT DEVELOPMENT AS A PERCENTAGE OF REVENUES
    RECONCILIATION
Proforma development as a percentage of pro forma revenues           18%           17%            19%            18%            18%
    Revenue impact of deferred maintenance write-down                --            --            1 %            2 %              1%
                                                            -----------   -----------    -----------    -----------    -----------
Proforma product development expense as a percentage of
    revenues                                                         18%           17%            20%            20%            19%
    Intangible amortization in product development                   --            --             --             --             --
                                                            -----------   -----------    -----------    -----------    -----------
GAAP product development expense as a percentage of
    revenues                                                         18%           17%            20%            20%            19%
                                                            ===========   ===========    ===========    ===========    ===========
GENERAL AND ADMINISTRATIVE EXPENSE AS A PERCENTAGE OF
    REVENUES RECONCILIATION
Proforma general and administrative as a percentage of pro
    forma revenues                                                    7%            6%             7%             7%             7%
    Revenue impact of deferred maintenance write-down                --            --             --             --             --
                                                            -----------   -----------    -----------    -----------    -----------
Proforma general and administrative expense as a
    percentage of revenues                                            7%            6%             7%             7%             7%
    Oracle response costs in general and administrative
        expense                                                      --             2%             3%             1%             1%
                                                            -----------   -----------    -----------    -----------    -----------
GAAP general and administrative expense as a percentage of
    revenues                                                          7%            8%            10%             8%             8%
                                                            ===========   ===========    ===========    ===========    ===========
DEFERRED MAINTENANCE REVENUE RECONCILIATION
    (AT RECONCILIATION)
    Deferred maintenance prior to purchase accounting
    write-down                                                                           $   636,816
        Deferred maintenance write-down                                                     (146,641)
        Revenue impact of deferred maintenance write-down                                     53,614
                                                                                         -----------
    GAAP deferred maintenance revenue                                                    $   543,789
                                                                                         ===========
LICENSE MARGIN RECONCILIATION
Proforma license margin                                              89%           91%            92%            92%            92%
    Intangible amortization in cost of license                       --            --             (6)%           (6)%           (4)%
                                                            -----------   -----------    -----------    -----------    -----------
GAAP license margin                                                  89%           91%            86%            86%            88%
                                                            ===========   ===========    ===========    ===========    ===========
SALES AND MARKETING EXPENSE RECONCILIATION
Proforma sales and marketing expense                        $   119,558   $   129,196    $   163,094    $   185,840    $   597,688
    Intangible amortization in sales and marketing                   --            --          2,839          3,771          6,610
    Oracle response costs in sales and marketing                     --         2,296          2,621            232          5,149
                                                            -----------   -----------    -----------    -----------    -----------
GAAP sales and marketing expense                            $   119,558   $   131,492    $   168,554    $   189,843    $   609,447
                                                            ===========   ===========    ===========    ===========    ===========
SALES AND MARKETING EXPENSE AS A PERCENTAGE OF REVENUES
    RECONCILIATION
Proforma sales and marketing as a percentage of pro forma
    revenues                                                         26%           26%            24%            25%            25%
    Revenue impact of deferred maintenance write-down                --            --              2%             2%             1%
                                                            -----------   -----------    -----------    -----------    -----------
Proforma sales and marketing as a percentage of revenues             26%           26%            26%            27%            26%
    Intangible amortization in sales and marketing                   --            --              1%            1 %              1%
                                                            -----------   -----------    -----------    -----------    -----------
GAAP sales and marketing expense as a percentage of
    revenues                                                         26%           26%            27%            28%            27%
                                                            ===========   ===========    ===========    ===========    -----------
IMPACT OF ORACLE RESPONSE COSTS:
                                                                                                                       -----------
Operating expenses excluding Oracle response costs          $   408,473   $   433,720    $   615,656    $   649,941    $ 2,107,790
    Oracle response costs                                            --        13,502         17,891         11,242         42,635
                                                            -----------   -----------    -----------    -----------    -----------
GAAP costs and expenses                                     $   408,473   $   447,222    $   633,547    $   661,183    $ 2,150,425
                                                            ===========   ===========    ===========    ===========    ===========
General and administrative expenses excluding Oracle
    response costs                                          $    33,015   $    29,818    $    46,609    $    46,583    $   156,025
    Oracle response costs                                            --        11,206         15,270         11,010         37,486
                                                            -----------   -----------    -----------    -----------    -----------
GAAP general and administrative expenses                    $    33,015   $    41,024    $    61,879    $    57,593    $   193,511
                                                            ===========   ===========    ===========    ===========    ===========
Sales and marketing expenses excluding Oracle response
    costs                                                   $   119,558   $   129,196    $   165,933    $   189,611    $   604,298
    Oracle response costs                                            --         2,296          2,621            232          5,149
                                                            -----------   -----------    -----------    -----------    -----------
GAAP sales and marketing expenses                           $   119,558   $   131,492    $   168,554    $   189,843    $   609,447
                                                            ===========   ===========    ===========    ===========    ===========
GAAP net income per share excluding Oracle response costs   $      0.12   $      0.14    $      0.01    $      0.07    $      0.33
    Oracle response costs                                            --         (0.03)         (0.03)         (0.02)         (0.08)
                                                            -----------   -----------    -----------    -----------    -----------
GAAP diluted income (loss) per share                        $      0.12   $      0.11    $     (0.02)   $      0.05    $      0.25
                                                            ===========   ===========    ===========    ===========    -----------

Reconciliation of Non-GAAP to GAAP financial measures
(in thousands except margin percentages and per share amounts)


                                                                                   Q1 '04           Q2 '04           FY 2004
                                                                                 -----------      -----------      -----------
OPERATING INCOME RECONCILIATION:
Proforma operating income                                                        $   105,244      $    77,376      $   182,620
    Revenue impact of deferred maintenance write-down                                (24,356)         (14,889)         (39,245)
    Acquired in-process research and development charges                                  --               --               --
    Restructuring charges                                                             (8,229)          (4,043)         (12,272)
    Amortization of capitalized software and intangible assets                       (26,919)         (26,919)         (53,838)
    Adjustments to restructuring reserves                                                 --               --               --
    Oracle response costs*                                                           (12,810)         (17,208)         (30,018)
                                                                                 -----------      -----------      -----------
GAAP operating income (loss)                                                     $    32,930      $    14,317      $    47,247
                                                                                 ===========      ===========      ===========
OPERATING MARGIN RECONCILIATION:
Proforma operating margin                                                               15.7%            11.7%            13.7%
    Revenue impact of deferred maintenance write-down                                   (3.5)%           (2.2)%           (2.9)%
    Acquired in-process research and development charges                                  --               --               --
    Restructuring charges                                                               (1.2)%           (0.6)%           (0.9)%
    Amortization of capitalized software and intangible assets                          (4.0)%           (4.1)%           (4.0)%
    Adjustments to restructuring reserves                                                 --               --               --
    Oracle response costs*                                                              (1.9)%           (2.6)%           (2.3)%
                                                                                 -----------      -----------      -----------
GAAP operating margin                                                                    5.1%             2.2%           3.6 %
                                                                                 ===========      ===========      ===========
PROFORMA OPERATING EXPENSE RECONCILIATION:
Proforma operating expenses                                                      $   562,231      $   584,778      $ 1,147,009
    Acquired in-process research and development charges                                  --               --               --
    Restructuring charges                                                              8,229            4,043           12,272
    Amortization of capitalized software and intangible assets                        26,919           26,919           53,838
    Adjustments to restructuring charges                                                  --               --               --
    Oracle response costs*                                                            12,810           17,208           30,018
                                                                                 -----------      -----------      -----------
GAAP operating expense                                                           $   610,189      $   632,948      $ 1,243,137
                                                                                 ===========      ===========      ===========
NET INCOME RECONCILIATION:
Proforma net income                                                              $    70,620      $    50,536      $   121,156
    Revenue impact of deferred maintenance write-down                                (16,572)         (10,252)         (26,824)
    Acquired in-process research and development charges                                  --               --               --
    Restructuring charges                                                             (5,090)          (2,460)          (7,550)
    Amortization of capitalized software and intangible assets                       (16,555)         (16,377)         (32,932)
    Adjustments to restructuring reserves                                                 --               --               --
    Oracle response costs*                                                            (8,198)         (10,469)         (18,667)
                                                                                 -----------      -----------      -----------
GAAP net income                                                                  $    24,205      $    10,978      $    35,183
                                                                                 ===========      ===========      ===========
NET INCOME PER SHARE RECONCILIATION:
Proforma net income per share                                                    $      0.19      $      0.14      $      0.33
    Revenue impact of deferred maintenance write-down                                  (0.05)           (0.03)           (0.08)
    Acquired in-process research and development charges                                  --               --               --
    Restructuring charges                                                              (0.01)           (0.01)           (0.02)
    Amortization of capitalized software and intangible assets                         (0.04)           (0.04)           (0.08)
    Adjustments to restructuring reserves                                                 --               --               --
    Oracle response costs*                                                             (0.02)           (0.03)           (0.05)
                                                                                 -----------      -----------      -----------
GAAP diluted income (loss) per share                                                    0.07      $      0.03      $      0.10
                                                                                 ===========      ===========      ===========
diluted shares                                                                       370,776          368,517          369,741
                                                                                 -----------      -----------      -----------
TOTAL REVENUE RECONCILIATION
Proforma total revenue                                                           $   667,475      $   662,154      $ 1,329,629
    Revenue impact of deferred maintenance write-down                                (24,356)         (14,889)         (39,245)
                                                                                 -----------      -----------      -----------
GAAP total revenue                                                               $   643,119      $   647,265      $ 1,290,384
                                                                                 ===========      ===========      ===========
MAINTENANCE REVENUE RECONCILIATION
Proforma maintenance revenue                                                     $   321,206      $   317,137      $   638,343
    Revenue impact of deferred maintenance write-down                                (24,356)         (14,889)         (39,245)
                                                                                 -----------      -----------      -----------
GAAP maintenance revenue                                                         $   296,850      $   302,248      $   599,098
                                                                                 ===========      ===========      ===========
SERVICE MARGIN RECONCILIATION
Proforma service margin                                                                   60%              59%              60%
    Intangible amortization in cost of services                                           (2)%             (1)%             (2)%
                                                                                 -----------      -----------      -----------
Proforma service margin net of intangible amortization                                    58%              58%              58%
    Revenue impact of deferred maintenance write-down                                     (2)%             (2)%             (2)%
                                                                                 -----------      -----------      -----------
GAAP service margin                                                                       56%              56%              56%
                                                                                 ===========      ===========      ===========
PRODUCT DEVELOPMENT EXPENSE RECONCILIATION
Proforma product development expense                                             $   124,359      $   134,923      $   259,282
    Intangible amortization in product development                                     3,015            3,015            6,030
                                                                                 -----------      -----------      -----------
GAAP product development expense                                                 $   127,374      $   137,938      $   265,312
                                                                                 ===========      ===========      ===========
PRODUCT DEVELOPMENT AS A PERCENTAGE OF REVENUES RECONCILIATION
Proforma development as a percentage of pro forma revenues                                19%              20%              20%
    Revenue impact of deferred maintenance write-down                                      1%               1%               1%
                                                                                 -----------      -----------      -----------
Proforma product development expense as a percentage of revenues                          20%              21%              21%
    Intangible amortization in product development                                        --               --               --
                                                                                 -----------      -----------      -----------
GAAP product development expense as a percentage of revenues                              20%              21%              21%
                                                                                 ===========      ===========      ===========
GENERAL AND ADMINISTRATIVE EXPENSE AS A PERCENTAGE OF REVENUES RECONCILIATION
Proforma general and administrative as a percentage of pro forma revenues                  7%               7%               7%
    Revenue impact of deferred maintenance write-down                                     --               --               --
                                                                                 -----------      -----------      -----------
Proforma general and administrative expense as a percentage of revenues                    7%               7%               7%
    Oracle response costs in general and administrative expense                            2%               3%               2%
                                                                                 -----------      -----------      -----------
GAAP general and administrative expense as a percentage of revenues                        9%              10%               9%
                                                                                 ===========      ===========      ===========
DEFERRED MAINTENANCE REVENUE RECONCILIATION
    (AT RECONCILIATION)
    Deferred maintenance prior to purchase accounting
    write-down
        Deferred maintenance write-down

        Revenue impact of deferred maintenance write-down

    GAAP deferred maintenance revenue
LICENSE MARGIN RECONCILIATION
Proforma license margin                                                                   91%              90%              90%
    Intangible amortization in cost of license                                            (9)%             (9)%             (8)%
                                                                                 -----------      -----------      -----------
GAAP license margin                                                                       82%              81%              82%
                                                                                 ===========      ===========      ===========
SALES AND MARKETING EXPENSE RECONCILIATION
Proforma sales and marketing expense                                             $   165,400      $   172,442      $   337,842
    Intangible amortization in sales and marketing                                     3,771            3,772            7,543
    Oracle response costs in sales and marketing                                          --              376              376
                                                                                 -----------      -----------      -----------
GAAP sales and marketing expense                                                 $   169,171      $   176,590      $   345,761
                                                                                 ===========      ===========      ===========
SALES AND MARKETING EXPENSE AS A PERCENTAGE OF REVENUES RECONCILIATION
Proforma sales and marketing as a percentage of pro forma revenues                        25%              26%              25%
    Revenue impact of deferred maintenance write-down                                      1%               1%               1%
                                                                                 -----------      -----------      -----------
Proforma sales and marketing as a percentage of revenues                                  26%              27%              26%
    Intangible amortization in sales and marketing                                        --               --                1%
                                                                                 -----------      -----------      -----------
GAAP sales and marketing expense as a percentage of revenues                              26%              27%              27%
                                                                                 ===========      ===========      ===========
IMPACT OF ORACLE RESPONSE COSTS:
Operating expenses excluding Oracle response costs                               $   597,379      $   615,740      $ 1,213,119
    Oracle response costs                                                             12,810           17,208           30,018
                                                                                 -----------      -----------      -----------
GAAP costs and expenses                                                          $   610,189      $   632,948      $ 1,243,137
                                                                                 ===========      ===========      ===========
General and administrative expenses excluding Oracle response costs              $    46,265      $    46,330      $    92,595
    Oracle response costs                                                             12,810           16,832           29,642
                                                                                 -----------      -----------      -----------
GAAP general and administrative expenses                                         $    59,075      $    63,162      $   122,237
                                                                                 ===========      ===========      ===========
Sales and marketing expenses excluding Oracle response costs                     $   169,171      $   176,214      $   345,385
    Oracle response costs                                                                 --              376              376
                                                                                 -----------      -----------      -----------
GAAP sales and marketing expenses                                                $   169,171      $   176,590      $   345,761
                                                                                 ===========      ===========      ===========
GAAP net income per share excluding Oracle response costs                        $      0.09      $      0.06      $      0.15
    Oracle response costs                                                              (0.02)           (0.03)           (0.05)
                                                                                 -----------      -----------      -----------
GAAP diluted income (loss) per share                                             $      0.07      $      0.03      $      0.10
                                                                                 ===========      ===========      ===========

FOOTNOTES:

For a complete set of financial statements, see the Company's 2003 Annual Report of Form 10-K and quarterly filings on Form 10-Q on the Company's website located at www.peoplesoft.com.

*Beginning in Q2 2004, our non-GAAP financial measures exclude Oracle response costs. Prior results have been conformed to reflect this presentation.